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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                ---------------


                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) October 16, 1996
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                                CD RADIO INC.
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             (Exact Name of Registrant as Specified in Charter)


                                  Delaware
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               (State or Other Jurisdiction of Incorporation)



           0-24710                                         52-1700207
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  (Commission File Number)                   (IRS Employer Identification No.)


Sixth Floor, 1001 22nd Street, N.W.
Washington, D.C.                                            20037
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(Address of Principal Executive Offices)                  (Zip Code)


Registrant's telephone number, including area code  (202) 296-6192
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        -------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)





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ITEM 5.  OTHER EVENTS.

         Reference is made to the discussion in Item 1 of Part I of the Report on Form 10-K of CD Radio, Inc. (the "Company") for the year ended December 31, 1995 (the "10-K Report") under the headings "Business-Government Regulation" and "Business-Risk Factors-Government Regulation, No Assurance of FCC License," in Item 5 of Part II of the Company's Report of Form 10-Q for the quarter ended June 30, 1996 (the "10-Q Report") and in the Company's Report on Form 8-K dated September 11, 1996 (the "8-K Report").

         The Company has been advised that the FCC's independent review panel with respect to the Company's application for a Pioneer's Preference licence is presently requested to submit its written recommendations to the FCC staff by November 18, 1996 and the Company believes that the FCC is likely to indicate whether a Pioneer's Preference will be made available to the Company or a competitor as soon as late November. There can be no assurance, however, that the panel will report at the time requested by the FCC, that the FCC will act promptly after receiving the panel's recommendations, or that the FCC will follow the recommendations of the panel.

         This report contains forward-looking statements concerning the Company's expectations with respect to FCC actions relating to the process, timing and terms upon which FCC licenses will be awarded. These statements reflect the Company's judgments based on the Company's interpretation of information available to it and upon past actions of the FCC in matters considered by the Company to be similar to the award of the FCC licenses. However, the FCC has broad discretion in licensing matters, and could adopt procedures and schedules or award licenses on terms which vary from those described herein and in the 8-K Report. Further, actions of the FCC are subject to judicial review. Reference is made to the information set forth under the headings "Business-Government Regulation" and "Business-Risk Factors" in Item 1 of Part I of the 10-K Report, in Item 5 of Part II of the 10-Q Report and in the 8-K Report for discussion of other factors which could cause actual events to differ from those anticipated by the Company. Accordingly, no assurance can be given that the actual process, timing and terms of the award of an FCC license or licenses or the structure of the auction will conform to the Company's expectations as set forth herein and in the 8-K Report, or that the Company will receive an FCC license.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           CD RADIO INC.



      October 16, 1996                     By  /s/ David Margolese
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         Date                                David Margolese
                                             Chairman of the Board and Chief
                                             Executive Officer





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